UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 2, 2018

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

000-54716	20-0863354
(Commission File Number)	(IRS Employer Identification No.)

10006 Liatris Lane, Eden Prairie, MN 55347

(Address of principal executive offices and zip code)

952-237-7412

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

As previously disclosed in a Form 8-K filed by NeuroOne Medical Technologies Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on October 6, 2017 (the “Initial Form 8-K”), the Company entered into a subscription agreement dated October 4, 2017 (the “Subscription Agreement”) with a number of institutional and accredited investors (collectively, the “Subscribers”) pursuant to which the Company, in a private placement (the “Private Placement”), agreed to issue and sell to Subscribers 8% convertible promissory notes (each, as amended, a “Note” and collectively, the “Notes”) maturing on October 4, 2022 (the “Original Maturity Date”) and warrants (each, as amended, a “Warrant” and collectively, the “Warrants”) to purchase shares of the Company’s capital stock. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Initial Form 8-K.

On December 14, 2017, the Company and holders of a majority in aggregate principal amount of the Notes entered into the Amended and Restated Subscription Agreement (the “A&R Subscription Agreement”), amending certain of the terms of the Note and the Warrant. For further disclosure regarding the terms of the A&R Subscription Agreement, please see the Current Report on Form 8-K filed by the Company with the SEC on December 20, 2017.

On January 2, 2018, the Company entered into the A&R Subscription Agreement with an additional Subscriber, and issued a Note and Warrant in an aggregate principal amount of $50,000 to that Subscriber.

As of the date of this Current Report on Form 8-K, the Company has issued Notes in an aggregate principal amount of $715,000 in connection with all closings of the Private Placement.

Item 3.02.  Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, which description is hereby incorporated by reference into this Item 3.02, the Company has agreed to sell the Notes and the Warrants issued in the Private Placement to the Subscribers, all of whom are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Company will rely on this exemption from registration based in part on representations made by the Subscribers. The net proceeds to the Company from the Private Placement will be used for general working capital. The Notes and Warrants have not been and will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy the Notes, the Warrants, shares of Common Stock or any other securities of the Company.

Item 9.01.  Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

4.1*	Form of Amended and Restated Note.
4.2*	Form of Amended and Restated Warrant.
10.1*	Form of Amended and Restated Subscription Agreement.

 * Incorporated by reference to our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

By:	/s/ Dave Rosa
Name: David Rosa Title: Chief Executive Officer

Dated: January 5, 2018

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